                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2000


                          BIOSHIELD TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            GEORGIA                       0-24913                 58-2181628
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



4405 INTERNATIONAL BLVD.
SUITE B-109, NORCROSS, GEORGIA                                 30093

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:            (770) 925-3432




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5. OTHER EVENTS

         On June 14, 2000, the Company completed a financing with private investors in which the Company issued $10 million principal amount of Series B Convertible Preferred Stock (the "Series B Preferred"), and entered into a equity financing agreement (the "Equity Line Agreement") under which the Company may cause the investor to purchase up to $50 million of the Company's common stock.

         The Series B Preferred is convertible into common stock until June 14, 2003, at the option of the holder, at a conversion price equal to the "market conversion price," but the conversion price will not exceed $19.70. The market conversion price is defined to mean 90% of the average of the closing bid and ask prices of the Company's Common Stock during any three trading days during the ten consecutive trading days immediately prior to the conversion date. The Series B Preferred is redeemable at the Company's option beginning on the earlier to occur of ninety days following the issue date or the date that the Series B Registration Statement (as herein defined) becomes effective with the SEC at a price of 125% of its principal amount. In connection with the issuance of the Series B Preferred, we issued warrants (the "Series B Warrants") to the investor to purchase an aggregate of 79,281 shares of common stock at the option of the holder until June 14, 2005, at an exercise price of $18.92 per share, subject to adjustment under certain circumstances. Under the terms of the private placement agreements governing the issuance of the Series B Preferred, we are required to file a registration statement (the Series B Registration Statement") with the Securities and Exchange Commission (the "SEC") to register for resale up to 1,500,000 shares of common stock issuable upon conversion of the Series B Preferred Stock and the Series B Warrants.

         Pursuant to the Equity Line Agreement, we are required to file a registration statement with the SEC (the "Equity Line Registration Statement") covering 6,666,667 shares of common stock. The investor has agreed to purchase our common stock during the 24-month period commencing on the date of effectiveness of the Equity Line Registration Statement in accordance with the Equity Line Agreement. From time to time during the term of the Equity Line Agreement, but no more frequently than once every 15 trading days, we can require the investor to purchase our common stock in a minimum amount of $250,000 and a maximum of the lesser of $5,000,000 or 150% of the average daily trading volume for the prior twenty trading days, until all the purchases total $50,000,000. The purchase price for each share will equal 90% of the average of the closing bid and ask prices of the Company's Common Stock during any three trading days during the ten consecutive trading days immediately prior to the closing of such purchase. The investor's obligation to purchase shares of our common stock is subject to a number of conditions, including requirements relating to minimum volume and bid price of our common stock. In connection with the Equity Line Agreement, we issued warrants to the investor to purchase an aggregate of 250,000 shares of common stock at the option of the holder until June 14, 2005, at an exercise price of $18.92 per share, subject to adjustment under certain circumstances.

         The investors in the Series B Preferred and under the Equity Line Agreement are subject to certain volume restrictions regarding the resale of the Company's common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


10.86    Securities Purchase Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Wilson LLC

10.87    Registration Rights Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Wilson LLC

10.88    Placement Agency Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and J.P. Carey Securities, Inc.

10.89    Warrant Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., and Wilson LLC

10.90    Letter Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., Wilson LLC and Jackson LLC

10.91    Officer's Certificate of BioShield Technologies, Inc. dated as of June
         14, 2000

10.92    Transfer Agent Instructions

10.93    Articles of Amendment to the Articles of Incorporation of BioShield
         Technologies, Inc.

10.94    Private Equity Credit Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Jackson LLC

10.95    Registration Rights Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Jackson LLC

10.96    Second Amendment dated as of June 14, 2000 to Private Equity Credit
         Agreement by and among BioShield Technologies, Inc., and Jackson LLC

10.97    Transfer Agent Instructions

10.98    Warrant Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., and Jackson LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BIOSHIELD TECHNOLOGIES, INC.
                                    (Registrant)


Date: June 28, 2000                 /s/ Timothy C. Moses



                                    TIMOTHY C. MOSES
                                    President and Chief Executive Officer

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                                  Exhibit Index


Exhibit  Description


10.86    Securities Purchase Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Wilson LLC

10.87    Registration Rights Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Wilson LLC

10.88    Placement Agency Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and J.P.Carey Securities, Inc.

10.89    Warrant Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., and Wilson LLC

10.90    Letter Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., Wilson LLC and Jackson LLC

10.91    Officer's Certificate of BioShield Technologies, Inc. dated as of June
         14, 2000

10.92    Transfer Agent Instructions

10.93    Articles of Amendment to the Articles of Incorporation of BioShield
         Technologies, Inc.

10.94    Private Equity Credit Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Jackson LLC

10.95    Registration Rights Agreement dated as of June 14, 2000, by and among
         BioShield Technologies, Inc., and Jackson LLC

10.96    Second Amendment dated as of June 14, 2000 to Private Equity Credit
         Agreement by and among BioShield Technologies, Inc., and Jackson LLC

10.97    Transfer Agent Instructions

10.98    Warrant Agreement dated as of June 14, 2000, by and among BioShield
         Technologies, Inc., and Jackson LLC